AGREEMENT  dated as of March 8,  1999  between  Ski  Sports  Recreation

Company, L.L.C. a Utah limited liability company (the "Buyer"), on the one hand,

and Marker,  Ltd.  and Marker  International,  each a Utah  corporation  (each a

"Seller" and, collectively, the "Sellers").

         WHEREAS,  the  parties  hereto  have  agreed  to enter  into a  license agreement  of even date (the  "License  Agreement")  pursuant to which the Buyer will have the exclusive,  world wide right to use the name "Marker" owned by the

Sellers for the purposes (the "Licensed  Purposes") set forth in such agreement;

and

         WHEREAS,  such  agreement  is  conditioned  upon the  Buyer  purchasing certain assets of the Sellers including but not limited to certain inventory and realizable accounts receivable not later than March 31, 1999;

         NOW,  THEREFORE,  in  consideration  of the premises and the respective agreements the parties hereto agree as follows:

         1.  Agreement to Sell.  (a) The Sellers,  at the Closing (as defined in

Section 4 hereof, the *Closing"), will grant, sell, convey, assign, transfer and deliver to the Buyer,  upon the terms and conditions of this Agreement,  certain of their  accounts  receivable,  inventories  and supplies,  fixed  assets,  and prepaid expenses and other current assets,  all as set forth on Exhibits A, B, C and D,  respectively,  hereto to be affixed to this  agreement as at the date of

Closing together with all rights under franchises,  patents, licenses,  permits,

leases, contracts and agreements, all purchase orders, customer orders, lists, books and records with respect to the Licensed Purposes and such other properties  as the parties  shall agree to;  including  customer  and  inventory records and ledgers with respect thereto.

         (C) The properties, assets and business which the Sellers agree to sell and transfer to the Buyer hereunder are hereinafter sometimes called the "Assets to be Acquired".  The Assets to be Acquired shall he sold and transferred to the

Buyer at the Closing free and clear of all mortgages, liens, pledges, charges or other encumbrances whatsoever.

         2.  Agreement to Purchase. The Buyer hereby agrees to purchase from the

Sellers  upon the  terms  and  conditions  of this  Agreement  the  Assets to be

Acquired,  and, as consideration  therefore, the Buyer will pay to the Sellers a purchase price determined an the basis set forth an Exhibit E hereto.  The Buyer shall have no  obligation  whatsoever  with  respect to the  application  by the

Sellers of the  proceeds of sale.  Amounts  payable  hereunder  shall be paid by delivery  to the Sellers of the Buyer Is note in the form set forth on Exhibit F hereto which note shall be payable on July 10, 1999.

         3.  Investigation and option to Cancel Agreement.  Pending the Closing,

the Sellers will give to the Buyer and to their counsel,  accountants  and other representatives  (the "Buyer's  Auditors")  full access  during normal  business hours to all of the properties, books, contracts, commitments and records of the sellers which relate to the Assets to be Acquired, and will furnish to the Buyer all such documents and copies of documents (certified if requested) and information as the Buyer, from time to time, reasonably may request.

         4. The Closing The Closing shall take place at the offices of O'Connor,

Murphy,  Ryan & Seitz or at such other place as the parties  shall  determine at

12:00 Noon on or before March 31, 1999 (the "Closing Date")  provided,  however,

that the  Closing may be  postponed  for not more than 60 days if  necessary  to allow the Buyer's  Auditors to complete their  examination of the records of the

Sellers.

         5. Assumption of Liabilities.  The Buyer hereby agrees to assume at the

Closing only those  liabilities  and  obligations of the Sellers under contracts and  commitments  which  are open as of the  Closing  Date for the  purchase  or production  of materials  or supplies  which relate to the Assets to he Acquired which  contracts  or  commitments  shall be listed on  Exhibit G hereto and such other liabilities as the Buyer shall specifically assume.

         6. Specific Performance.  The parties acknowledge that the Assets to be

Acquired  by  the  Buyer  hereunder  are  unique  and  that  they  could  not be compensated  by money damages for not  receiving  delivery of such assets at the

Closing.  Accordingly,  the Sellers  agree that, in addition to all other rights and remedies  available to the Buyer at law or in equity,  this Agreement may be specifically enforced against the Sellers.

         7. Representations,  Warranties and Covenants. The Sellers, jointly and severally, represent, warrant and covenant as follows:

         (a) organization  and Business.  Each of the Sellers is duly organized,

validly  existing  and in good  standing  under  the  laws of the  state  of its creation.  Each  of  the  Sellers  is  qualified  to do  business  as a  foreign corporation in all states where the nature or conduct of its business makes such qualification  necessary,  except for those in which  failure to be so qualified which will not have a  material  adverse  effect on the  sellers.  The  business conducted by the Sellers is not in violation of any law or regulation applicable to it except where failure to comply would not have a material adverse effect on the business, financial condition,  operations,  results of operations or future prospects of the Sellers,  respectively,  and no Seller is aware of any official currently taking a contrary position or raising a question  concerning the same.

The Sellers have delivered or will deliver to the Buyer true and complete copies of their certificates of incorporation and by-laws with all amendments thereto.

         (b) Taxes.  Each of the Sellers  has filed all tax returns  required by law and paid all taxes required by all governments  when due including any taxes required  to be paid by it except as set forth on  Exhibit H which  lists  those taxes which it is, in good  faith,  contesting  (the  "Contested  Taxes").  Such returns  are true and  correct  in all  material  respects.  No  agreements  are currently in effect as to the  extension of time for the payment of any taxes by any such entity.

         (C) Inventories.  The  inventories  to be shown on Exhibit B as to each

Seller will consist of raw materials and currently merchantable items salable in the ordinary course of business and will be free and clear of liens and security interests

         (d) Contracts, Leases, Obligations, etc. Except for

             (i)  commitments  for the purchase' of  merchandise in the ordinary course; and

             (ii) contracts listed on other exhibits  hereto;  no Seller has any existing material contract,  agreement, lease, or other obligation or commitment

(including,   without   limitation,   contracts  or  other   arrangements   with

distributors,  or customers),  oral or written, as to the Assets to be Acquired,

except  those  listed on Exhibit 1. All of the items  listed an Exhibit I are in good  standing,  have been  complied  with fully by all  parties  thereto and no default with respect to any of the same is existing or threatened. No Seller has any material  obligation of any nature as to the Assets to he Acquired except as is disclosed in or permitted by this Agreement or the Exhibits  annexed  hereto.


         (e) Title to Assets;  State of  Condition.  As of the date hereof,  the

Sellers have good and marketable title to all of the properties and assets, real and personal,  tangible and intangible,  constituting the Assets to be Acquired,

subject to no mortgage, pledge, lien, conditional sale agreement, lease or rental arrangement or other encumbrance or charge except those listed an Exhibit

J. As of the date of the Closing,  the Assets to be Acquired will not be subject to any  mortgage  pledge,  lien,  conditional  sale  agreement,  lease or rental arrangement or other encumbrance or charge

         (f) Accounts  Receivable.  The accounts receivable of each Seller as to the Assets to be Acquired to be shown on Exhibit A existing on the Closing  Date

(i) will have each arisen out of sales  transactions  in the ordinary  course of business and no payor shall have any defense to its  obligation  to make payment as to such  receivable or any right of set-off  against such receivable and (ii)

shall be free and clear of liens,  encumbrances and security interests except as set forth on Exhibit J.

         (g) Fixed Assets. The fixed assets to be described on Exhibit C will be in good operating condition, order and repair, ordinary wear and tear excepted.

         (h) Prepaid  Expense.  The prepaid expenses and other current assets to be described on Exhibit D will constitute all of such classes of assets properly allocable  to the Assets to be Acquired  and will not be  allocable  to anything other than the Assets to be Acquired.

             (i) Absence of Certain  Changes.  Except as set forth an Exhibit K,

no Seller has

             (i) incurred   any  material  liability  or  obligation  (absolute,

accrued, indirect, contingent or otherwise) except current liabilities incurred,

and obligations under contracts entered into in the ordinary course of business as to the Assets to be Acquired;

             (ii)  mortgaged,  pledged or  subjected to lien,  charge,  security interest or any other encumbrance, any of the Assets to be Acquired;

             (iii) sold,  assigned,  transferred or encumbered  any  trademarks,

trade names, patents or other intangible assets as to the Assets to be Acquired;

             (iv)  suffered any  extraordinary  losses not covered by insurance,

or  knowingly  waived  any  rights of  substantial  value as to the Assets to be

Acquired;

             (v)   entered  upon  any  transaction  or  into  any  contracts  or agreements  other than in the ordinary course of business as to the Assets to be

Acquired;

             (vi)  experienced  any  event  or   condition   of   any  character

materially and adversely affecting its business or tax liabilities or any change in the  condition of the Assets to he Acquired,  except  changes in the ordinary course of business,  none of which has been materially  adverse and all of which together are not, in the aggregate, materially adverse.

         (j) Litigation.  There are no actions, suits, litigation proceedings or investigations  pending  or,  to  Sellers I  knowledge,  threatened  against  or relating to or affecting any Seller or which question the validity of any action taken  or to be taken  by the  Sellers  pursuant  to or in  connection  with the provisions of this Agreement, nor does either Seller know or have any reasonable grounds to know of any basis for any such actions, suits, litigation proceedings or  investigations  except as set forth on Exhibit  L. There are no  unsatisfied judgments against either Seller.

         (k) Patents,  Trademarks,  Trade Names.  Licenses,  ,etc.  The Sellers,

together, have all rights to the trademarks, trade names and copyrights known as

"Marker" to the extent it relates to the manufacture,  sale and marketing of the

Licensed  Products  as defined in the License  Agreement  and possess all rights necessary for the continued  operation of its business as operated  currently as to such manufacture, sale and marketing. No default either as to existing rights or renewal thereof is existing or threatened.

         (1) Conduct of Business. No part of the business of either Seller as to the Licensed Purposes is conducted,  directly or indirectly,  through the medium of any corporation,  firm  organization or person other than such entity that is not a wholly-owned subsidiary of Marker International. To the extent any part of the  business  of either  Seller as to the  Licensed  Purposes  is so  conducted through  any wholly  owned  subsidiary  of Marker  International,  the Buyer may terminate any  relationship  with such subsidiary at any time without premium or penalty.

         (m) No  violation.  Except  as set  forth on  Exhibit  M,  neither  the consummation of the transactions contemplated hereby nor the performance of this

Agreement by the Sellers  requires the consent of any other person or persons or will violate or result in any breach of, or constitute a default under, any indenture, contract, agreement, or other instrument to which either Seller is a party or by which  either  of them may be  bound or by which  the  Assets  to be

Acquired may he affected.

         (n)  Authorization.  The  execution,  delivery and  performance of this agreement by each of the Sellers have been duly and  effectively  authorized and approved by all  requisite  action of their boards of  directors,  shareholders,

partners and executors, as the case may be. This agreement constitutes the valid and legally  binding  obligation of the Sellers,  respectively,  enforceable  in accordance with its terms and conditions.

         (o)  Olympic  Agreement.  A true  and  complete  copy of the  agreement

between  the  Sellers  and  the  Salt  Lake  City   Organizing   Committee  (the

"Committee,,)  for the 2002 Olympics  dated February 8, 1996 with all amendments thereto  and  extensions  thereof  is  attached  hereto  as  Exhibit  N and such agreement,  as so modified and amended and extended, is in full force and effect and the Seller  entered into such  agreement in the ordinary  course of business and the  Committee  has no right  whether  with  notice  or  passage  of time or otherwise to modify,  amend or cancel such agreement  except in accordance  with the terms provided for on Exhibit N. The Sellers will take all reasonable  steps necessary  or  appropriate  to keep it in full force and effect and will  assign their rights with  respect  thereto to the Buyer to the extent they relate to or can be fulfilled  by the Assets to be Acquired  provided the Buyer will agree to

(i)  fulfill  the  requirements  under  such  agreement  as to the  Assets to be

Acquired and (ii)  indemnify the Sellers  against any and all claims  against or liabilities of the Sellers  arising from breach by the Buyer of its  obligations hereunder as to such agreement;  provided, however, any such assignment shall be subject to the consent of the Committee.

         (p) Payment of Payables.  From and after the  Closing,  the seller will pay or cause to be paid all its accounts  payable in  accordance  with the terms thereof  to the  extent the  failure  to make such  payment on such terms  could adversely  affect the Buyer's  ability to  manufacture,  sell or market Licensed

Products.

         8.  Further Assurances. The Sellers will, upon the request of the Buyer

,execute and deliver to the Buyer all such  further  documents  of all kinds and descriptions  (in  recordable  form if  requested)  as the Buyer may  reasonably request  in order to  effect  the  transfer  of  Assets  to be  Acquired  and to establish  the rights of the Sellers to effect such  transfer.  All parties will use  their  reasonable  best  efforts  to  take  all  action  and do all  things necessary,  proper or advisable in order to consummate  and.'make  effective the transactions contemplated in this Agreement.

         9.  Conduct of Business  Pending Closing. Except as  otherwise provided or contemplated in this  agreement,  or with the Buyer's prior written  consent,

the Sellers,  jointly and severally,  covenant,  warrant and agree that, pending the Closing:

             (a) The business of each Seller as to its  operations  with respect to the Licensed Purposes shall be conducted only in the ordinary course

             (b) No change shall be made in the certificate of  incorporation or by-laws of either Seller.

             (c) No Seller shall mortgage,  pledge, or subject to lien, security interest, charge or any other encumbrance, any of the Assets to be Acquired.

             (d) No Seller shall sell,  assign,  transfer or encumber any of the tangible Assets to be Acquired, except in the ordinary course of business.

             (e) No  Seller  shall  sell,  assign,  transfer  or   encumber  any

franchise  or  contract  rights,  trademarks,   tradenames,   patents  or  other

intangible assets to the extent they relate to the Licensed Purposes

             (f) Except as otherwise  requested by the Buyer, but without making any commitment on behalf of the Buyer,  each Seller will use its reasonable best efforts to preserve  the  goodwill of the  suppliers  and  customers  and others having business relations with it as they relate to the Licensed Purposes.

         10.  Representations and Warranties of the Buyer. The Buyer represents,

warrants and covenants that it is a limited liability company duly organized and validly existing under the laws of the State of Utah whose net worth is not less than  $1,000,000 and it has full power and authority to execute and deliver this agreement and to perform the obligations hereunder. This agreement constitutes a valid,  legal  and  binding  obligation  of  the  Buyer  and is  enforceable  in accordance with its terms and conditions.

         Neither the  consummation of the transactions  contemplated  hereby nor the performance of this agreement by the Buyer requires the consent of any other person or  persons  or will  violate  or result in any  breach or  constitute  a default under, any indenture,  contract, agreement, or other instrument to which the Buyer is a party or by which it may be bound.

         11. Conditions Precedent to the Buyer's Obligations. All obligations of the Buyer under this Agreement are subject to the fulfillment,  at the option of the Buyer, prior to or at the Closing, of each of the following conditions:

             (a) The  Representations  and Warranties of the Sellers at Closing.

The  representations and warranties by, or on behalf of the Sellers contained in

Paragraph  7 of this  Agreement  or in any  certificate  or  document  delivered pursuant  to the  provisions  hereof  or in  connection  with  the  transactions contemplated  hereby  after the date hereof shall be  substantially  true in all

material   respects   at  and  as  of  the  time  of  Closing  as  though   such

representations and warranties were made at and as of such time.

             (b)  Performance  by the Sellers.  The sellers shall have performed and complied with all  covenants,  agreements  and  conditions  required by this

Agreement to be  performed or complied  with by them prior to or at the Closing.

The  performance  of this  Agreement by them shall not have been in violation of any agreement to which either of them is a party.

             (c) Compliance Certificate. The Sellers shall have delivered to the

Buyer a certificate appropriately signed and dated the Closing Date, certifying in such detail as the Buyer may reasonably request, to the fulfillment of the conditions specified in paragraphs (a) and (b) of this Section.

         (d) Extraordinary   Event.   So  Seller   shall   have   suffered   any

extraordinary event or casualty substantially and adversely affecting its assets or business operation. None of the contracts, leases or other instruments listed on the  various  Exhibits  hereto  shall  have  been  terminated  or shall be in default.

         (e) Opinion of Sellers,  Counsel.  The Sellers shall have  delivered to the Buyer an opinion of Stroock,  Stroock & Lavan,  L.L.P. in form and substance reasonably acceptable to Buyer and its counsel.

         (f) Consent of Lenders. All lenders to the Sellers shall have consented to the transaction if and to the extent failure to obtain their consent shall be an event under their respective loan agreements permitting them, or any of them,

to  accelerate  the debt of any  Seller or to the extent any of the Assets to he

Acquired  are  subject to any claim of any such  lender.  Any other  third party consents  necessary to transfer  the Assets to be Acquired  shall be obtained by the Sellers.

         (g) Instruments  to  be  Delivered  to Buyer.  Each  Seller  shall have delivered to the Buyer:

             (i) Such deeds, bills of sale, endorsements,  assignments and other good and sufficient  instruments of conveyance and transfer,  in form reasonably satisfactory to Buyer's  counsel,  as shall be effective to vest in Buyer all of the Sellers, right, title and interest in the Assets to be Acquired;

             (ii) All of the books and records,  and all other data  relating to its Assets to be Acquired,  business and operations of Marker, Ltd. arid, to the extent  they  relate  to the  Licensed  Purposes  of Marker  International,  and

simultaneously  with such delivery,  all steps will be taken as may be necessary to put Buyer in actual  possession  and  operating  control  of the Assets to be

Acquired;

             (iii)  Certificate or  confirmatory,  telegram in customary form of the  Secretary  of State of the State of Utah  dated not more than ten (10) days prior  to the  Closing  date  to the  effect  that  each  of  the  Sellers  is a corporation in good standing under the laws of Utah;

             (iv) A list of all  inventory of the Sellers as to the Assets to be

Acquired as of the close of business on the day preceding the Closing;

             (v) A list of all  accounts  receivable  of the  Sellers  as to the

Assets to be  Acquired  as of the close of  business  on the day  preceding  the

Closing, together with an aging thereof;

             (vi) A list of all fixed  assets of the sellers as to the Assets to be Acquired as of the close of business on the day preceding the Closing;

             (vii) A list of all  prepaid  expenses  and  other  current  assets allocable  to the  Licensed  Products  as of the  close of  business  on the day preceding the Closing;


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

             (viii) A list of all open orders of the Sellers for the  production and sale of inventory included within the Assets to be Acquired; and

             (ix)   Such  other  documents ,  instruments ,  certifications  and further assurances as counsel for Buyer may reasonably request.

             12.   Conditions   Precedent  to   thesellers,   obligations.   All

obligations of the Sellers under this Agreement are, at their option, subject to the fulfillment, prior to or at the Closing of each of the following conditions;

         (a) The Buyer's  Representations  and Warranties  True at closing.  The representations and warranties by the Buyer contained in this Agreement shall be

substantially   true  at  and  as  of  the  time  of  Closing  as  though   such

representations and warranties were made at and as of such time.

         (b) Performance  of  the  Buyer.  The Buyer  shall  have  substantially performed and complied with all covenants, agreements and conditions required by this  Agreement  to be  performed  or  complied  with by it  prior  to or at the

Closing.

         (c) officers,  Certificate,.  The  Buyer  shall have  delivered  to the

Sellers a certificate  signed by its President or any Vice President,  dated the

Closing Date,  certifying in such detail as they may  reasonably  request to the fulfillment  of the  conditions  specified  in  paragraphs  (a)  and (b) of this

Section.

         (d) Opinion of Counsel.  The Buyer shall have  delivered to the Sellers an opinion of O'Connor,  Murphy, Ryan & Seitz dated the Closing Date in form and substance reasonably acceptable to Sellers and their counsel.

             (e) Instruments  to  be Delivered to Sellers.  The Buyer shall have delivered to the sellers such other documents,  instruments,  certifications and further assurances as counsel for the Sellers may reasonably request,  including an indemnity by the Buyer to the Sellers  regarding  obligations  assumed by the

Buyer or arising after the Closing.

         13.  Indemnification.  A. The Sellers (the "Indemnitors"),  jointly and severally,  agree to indemnify  fully and hold harmless the Buyer against and in respect of:

         (a) any and all  liabilities  of or claims  against  the Sellers or the

Buyer arising out of:

             (i) the conduct of the business of the Sellers from the date hereof to the Closing  otherwise than in the ordinary course or as otherwise  expressly permitted by this Agreement;

             (ii) any  presently  existing  material   contract,  commitment  or

obligation  of the  Sellers as to the Assets to be  Acquired of any kind not set forth in this Agreement or listed on any Exhibit annexed;

             (iii)any  contract,  commitment  or  obligation of any kind entered into by any Seller  between the date hereof and the Closing and not permitted by the terms of this Agreement; and

             (iv) The Contested Taxes.

         (b) any  and  all  lose,  damage  or  deficiency  resulting   from  any

misrepresentations, breach of any warranty or nonfulfillment of Any agreement or covenant on the part of the Sellers contained in this Agreement or in any statement or certificate furnished or to be furnished to the Buyer pursuant hereto or in connection with the transactions  contemplated  hereby,  including,

without limitation, breach of its warranty under Section 7(b) hereof;

         (c) any and all  actions,  suits,  proceedings,  demands,  assessments,

judgments, costs and expenses (including reasonable attorneys, fees) incident to any of the foregoing; provided, however, that no indemnitee shall be entitled to recover under  paragraphs (a) and (b) above with respect to any inaccuracy in or breach of any representation,  warranty,  'covenant or agreement, if at any time prior to the  Closing,  such  indemnitee  (and,  in the case of the  Buyer,  any representative of the Buyer) had knowledge of such inaccuracy or breach.

         B.  Any claim for idemnity  under  this  paragraph  13 shall be made by written notice to the Sellers,  specifying in reasonable detail the basis of the claim.  The Buyer  agrees to give prompt  written  notice (the  "Notice") to the

Sellers of any claim by a third party  against it or any Seller which might give rise to a claim hereunder,  stating the nature of the basis of such claim and if ascertainable,  the amount  thereof.  In  connection  with any such  claim,  the

Indemnitors may, at their election and expense,  have the right to take over the defense of such claim with counsel or  accountants  of their choice,  reasonably acceptable  to the Buyer or to  participate  in the  defense of such third party claim by notice in writing to the Buyer within twenty (20) days of receipt of the Notice. If either Seller shall have acknowledged in writing the obligation to indemnify in respect of such claim, the Buyer agrees not to settle such third party  claim  without  the  consent  of  the  Indemnitors  which  shall  not  be unreasonably withheld or delayed.

         If, within 20 days 'of receipt of the Notice, the Indemnitors shall not assume the defense of the claim or  acknowledge  in writing their  obligation to indemnify,  the Buyer may  defend or  settle  on such  terms as it  chooses  and

Sellers  shall he  liable  for the  damages  but only if and to the  extent  the

Sellers or either of them would have been liable for indemnification  hereunder.

If the Sellers or either of them shall elect,  after  receipt of the Notice,  to assume the defense of the claim or  acknowledge  in writing their  obligation to indemnify and there shall  subsequently be either a determination  that they are so liable whether as a consequence of a decision by a court from which no appeal shall or may be taken or as a consequence  of any  settlement  between the Buyer and Sellers then,  in either  instance,  the Sellers shall pay to the Buyer,  in addition  to the amount  owed as such  indemnification,  all costs and  expenses incurred  by  Buyer  in  connection  therewith  including,  without  limitation,

reasonable counsel fees.

         14. Nature and Survival of Representations,  eta. All  representations,

warranties and covenants  made by any party in this agreement  shall survive the

Closing  hereunder and any investigation at any time made by or on behalf of any party for two years. The obligations of the Indemnitors hereunder shall be joint and several. This agreement supersedes any and all other agreements between the parties.

         15.  Brokerage.  The Sellers  agree to indemnify  and hold harmless the

Buyer  against  any and all claims  arising out of any  activities  of any party acting an behalf of sellers in the nature of a brokerage  commission or finder's fee. The Buyer agrees to indemnify and hold harmless the Sellers against any and all claims  arising out of any  activities of any. party acting on behalf of the

Buyer in the nature of a brokerage commission or finder's fee.

         16.  Bulk Sales Law.The Sellers shall comply with the provisions of any applicable Bulk Sales Law

         17.  Sales and  Transfer  Taxes.  The Buyer shall pay all  transfer and sales  taxes,  if any,  due as the  result of the  transfer  of the Assets to be

Acquired to the Buyer hereunder.

         18.  Access to  Records.  For a period of six (6) years  following  the

Closing,  the Sellers shall have access at any  reasonable  time to all books of account and records held by the Buyer  relating to the Assets to be Acquired and the operations of the Sellers with respect thereto prior to the Closing Date and shall have the right to make copies thereof, to the extent such access or copies may reasonably be required by the Sellers.  if the Buyer shall desire to dispose of any of such books and records  prior to the  expiration  of such period,  the

Buyer  shall,  before  making such  disposition,  give the Sellers a  reasonable opportunity,  at their cost and expense,  to segregate and remove such books and records as they may select.

and several.  This agreement  supersedes any and all other agreements shall bind and inure to the benefit of the executors, personal representatives,  successors and assigns of the  parties  and may be  assigned by the Buyer to any  affiliate provided the Buyer shall  guarantee  all  obligations  of such  affiliate to the

Sellers,  with  the  consent  of the  Sellers  which  will  not be  unreasonably withheld.

         20. Law to Govern,  Miscellaneous.  Amendments. This Agreement shall be governed. by and construed and enforced in accordance with the laws of New York.

This agreement cannot be changed or terminated orally.

         21. Notices,   etc.   All   notices,   requests,   demands   and  other

communications hereunder shall be in writing and sent by registered or certified mail to the following addresses:

The Sellers,                    [                 ]


             with copy to:   Mark A. Rosenbaum, Esq.
                             Stroock, Stroock & Lavan, L.L.P.
                             180 Maiden Lane
                             New York, New York 10038

             The Buyer:

             Attention:      Stephen Crisafulli

             with copy to:   Howard G. Seitz, Esq.
                             O'Connor, Murphy, Ryan & Seitz
                             230 Park Avenue
                             New York, New York 10017

         Any  party  may  send  any  notice,  request,  demand,  claim  or other communication hereunder to be intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice request,  demand, claim or other communication shall be deemed to have been duly given  unless and until it actually is received by the intended  recipient.  Any party may change the address to which  notice is  requested,  demand,  claims or other  communications  hereunder  are to be  delivered by giving the other party notice in the manner set forth herein.

         22. No Third Party  Beneficiaries.  This Agreement shall not confer any rights or remedies  upon any person  other than the  parties and the  respective successors and permitted assigns.

         23. Entire Agreement.  This agreement (including the documents referred to herein)  constitutes the entire agreement  between the parties and supersedes any prior  understandings,  agreements  or  representations  by or  between  the parties,  written or oral,  to the extent they related in any way to the subject matter hereof.

         24. Headings.  The  section  headings  contained in this  agreement are inserted  for  convenience  only and shall not affect in any way the  meaning or interpretation of this agreement.

         25. Severability.  Any  term or  provision  of this  agreement  that is invalid or unenforceable  in any situation in any jurisdiction  shall not affect the validity or  enforceability  of the remaining terms and provisions hereof or the validity or  enforceability  of the offending term or provision in any other situation or in any other jurisdiction

         26. Incorporation  of   Exhibits.   The  exhibits  identified  in  this

agreement are incoporated herein by reference and made part hereof.

         27. Countax-parts. This Agreement may be executed simultaneously in two or more  counterparts,  each of which  shall be deemed an  original,  but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the day first written above.


                           BUYER:


                           SKI & SPORTS RECREATION COMPANY, L.L.C.


                           By:
                              --------------------------------------------------


                           SELLERS:


                           MARKER, LTD.


                           By: /s/ Peter Cebeava
                              --------------------------------------------------


                           MARKER INTERNATIONAL


                           By: /s/ Peter Cebeava
                              --------------------------------------------------

EXHIBIT E - PURCHASE PRICE                              OLYMPIC INVENTORY
                                                        PAYMENT SCHEDULE 1 & 2

                                                       Due      Do*       Due
         Item                                       @ Clow   July 10   August 31

lnvenlory-Ltd. Goods, Fleece, Compomonts
(EXHIBIT B)(Excluding Olympic Product)

Accounts Receivable\Samples (EXHIBIT A)

Fixed Amos (PP&E) (EXHIBIT C)

TOTAL VALUE                              $859,000  $450,000  $204,500  $204,500

Olympic inventory will be purchased at closing and paid for according to the following conditions,

1) Ski & Sport Recreation will pay 75% of net sale price after Olympic Commission an sale of non-current (Bid Logo) Olympic goods to marker as received.

2) Ski & Sport Recreation will pay 60% of net solo price after Olympic Commission an sale of current (SLC 2002 Logo) Olympic goods to marker.

3) Olympic Inventory payable to Marker on Ski & Sports, Recreation quarterly sales of said product beginning Juno 30, 1999 through December 31, 1999.

                                 PROMISSORY NOTE

$409,000.00                                                         May     1999

     FOR VALUE RECEIVED, the undersigned, SKI & SPORTS RECREATION COMPANY. LLC. a Utah limited liability company ("Maker"), hereby promises to pay to the order of MARKER LTD. ("Payee"), at ___________, or at such other place designated in writing by Payee at least 10 days prior to the payment date, in lawful money of the United States and in immediately available funds the principal amount of Four Hundred and Nine Thousand Dollars ($409,000.00) in two equal payments of Two Hundred Four Thousand Five Hundred do11ars ($204,500.00) on July 10. 1999 and August 10. 1999,

     If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the dam of actual payment (and before as well as after judgment) computed at the per annum rate of ten percent (10%).

     All interest payable hereunder shall be computed on the basis of actual days elapsed and a of 360 days.

     Upon the occurrence of any of the following:

     (i) Maker shall fail to pay any of its obligations under this Note on the daft when due;

or

     (ii) Maker shall default in any payment of principal of or interest on any indebtness or contingent obligation (other than its obligations under this Note) or any other event shall occur, the effect of which is to permit such indebtedness or contingent obligation to be declared or such indebtedness or contingent obligation shall otherwise become due prior to its stated. maturity; or

     (iii) (a) Maker shall (1) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (2) commence any case, proceeding, or other action seeking appointment of a receiver, trustee, custodian. or other similar official for it or for all or any substantial part of its assets, or (3) make a general assignment for the benefit of its creditors; (b) there shall be commenced against Maker any casts, proceeding or other action of a nature referred to in clause (a) above that (1) results in the entry of an order for relief or any such adjudication or appointment. or (2) remains undismissed, undischarged, or unbonded for a period of sixty (60) days; (c) there shall he commenced against


                                    EXHIBIT F
                                    ---------